Preferred Shares	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
Preferred Shares	Common Shares
A. Issued and Outstanding
 TransAlta is authorized to issue an unlimited number of voting common shares without nominal or par value.

As at Dec. 31	2020		2019
	Common shares (millions)	Amount	Common shares (millions)	Amount
Issued and outstanding, beginning of year	277.0	2,978	284.6	3,059
Purchased and cancelled under the NCIB	(7.3)	(79)	(7.7)	(83)
Effects of share-based payment plans	—	(3)	—	—
Stock options exercised	0.1	—	0.1	2
Issued and outstanding, end of year	269.8	2,896	277.0	2,978

B. NCIB Program
Shares purchased by the Corporation under the NCIB are recognized as a reduction to share capital equal to the average carrying value of the common shares. Any difference between the aggregate purchase price and the average carrying value of the common shares is recorded in deficit.
The following are the effects of the Corporation's purchase and cancellation of the common shares during the year:

For the year ended Dec. 31	2020	2019
Total shares purchased(1)	7,352,600	7,716,300
Average purchase price per share	$8.33	$8.80
Total cost	61	68
Weighted average book value of shares cancelled	79	83
Amount recorded in deficit	18	15
(1) As at Dec. 31, 2020, includes 456,200 (2019 -189,900) shares that were repurchased but were not cancelled due to timing differences between the transaction date and settlement date.

C. Shareholder Rights Plan
The Corporation initially adopted the Shareholder Rights Plan in 1992, which was amended and restated on April 26, 2019, to reflect current market practice and to reflect changes to the take-over bid regime. As required, the Shareholder Rights Plan must be put before the Corporation’s shareholders every three years for approval, and it was last approved on April 26, 2019. The primary objective of the Shareholder Rights Plan is to encourage a potential acquirer to meet certain minimum standards designed to promote the fair and equal treatment of all common shareholders. When an acquiring shareholder acquires 20 per cent or more of the Corporation’s common shares, except in limited circumstances including by way of a “permitted bid” or a "competing permitted bid" (as defined in the Shareholder Rights Plan), the rights granted under the Shareholder Rights Plan become exercisable by all shareholders except those held by the acquiring shareholder. Each right will entitle a shareholder, other than the acquiring shareholder, to purchase additional common shares at a significant discount to market, thus exposing the person acquiring 20 per cent or more of the shares to substantial dilution of their holdings.
D. Earnings per Share

Year ended Dec. 31	2020	2019	2018
Net earnings (loss) attributable to common shareholders	(336)	52	(248)
Basic and diluted weighted average number of common shares outstanding (millions)	275	283	287
Net earnings (loss) per share attributable to common shareholders, basic and diluted	(1.22)	0.18	(0.86)

E. Dividends
On Dec. 23, 2020, the Corporation declared a quarterly dividend of $0.0450 per common share, payable on April 1, 2021. On Nov. 3, 2020, the Corporation declared a quarterly dividend of $0.0425 per common share, payable on Jan. 1, 2021.
There have been no other transactions involving common shares between the reporting date and the date of completion of these consolidated financial statements.
Preferred Shares
A. Issued and Outstanding
All preferred shares issued and outstanding are non-voting cumulative redeemable fixed or floating rate first preferred shares.

As at Dec. 31	2020		2019
Series	Number of shares (millions)	Amount	Number of shares (millions)	Amount
Series A	10.2	248	10.2	248
Series B	1.8	45	1.8	45
Series C	11.0	269	11.0	269
Series E	9.0	219	9.0	219
Series G	6.6	161	6.6	161
Issued and outstanding, end of year	38.6	942	38.6	942
I. Series G Cumulative Redeemable Rate Reset Preferred Shares Conversion
On Aug. 30, 2019, the Corporation announced that, after taking into account all election notices received by the Sept. 15, 2019, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series G (the “Series G Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series H (the “Series H Shares”), there were 140,730 Series G Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series H Shares. Therefore, none of the Series G Shares were converted into Series H Shares on Sept. 30, 2019. As a result, the Series G Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series G Shares for the five-year period from and including Sept. 30, 2019, to, but excluding, Sept. 30, 2024, will be 4.988 per cent, which is equal to the five-year Government of Canada bond yield of 1.188 per cent, determined as of Aug. 30, 2019, plus 3.80 per cent, in accordance with the terms of the Series G Shares.
II. Series E Cumulative Redeemable Rate Reset Preferred Shares Conversion
On Sept. 17, 2017, the Corporation announced that, after taking into account all election notices received by the Sept. 15, 2017, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series E (the “Series E Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series F (the “Series F Shares”), there were 133,969 Series E Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series F Shares. Therefore, none of the Series E Shares were converted into Series F Shares on Sept. 30, 2017. As a result, the Series E Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series E Shares for the five-year period from and including Sept. 30, 2017, to, but excluding, Sept. 30, 2022, will be 5.194 per cent, which is equal to the five-year Government of Canada bond yield of 1.544 per cent, determined as of Aug. 31, 2017, plus 3.65 per cent, in accordance with the terms of the Series E Shares.
III. Series C Cumulative Redeemable Rate Reset Preferred Shares Conversion
On June 16, 2017, the Corporation announced that, after taking into account all election notices received by the June 15, 2017, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series C (the “Series C Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series D (the “Series D Shares”), there were 827,628 Series C Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series D Shares. Therefore, none of the Series C Shares were converted into Series D Shares on June 30, 2017. As a result, the Series C Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series C Shares for the five-year period from and including June 30, 2017, to, but excluding, June 30, 2022, will be 4.027 per cent, which is equal to the five-year Government of Canada bond yield of 0.927 per cent, determined as of May 31, 2017, plus 3.10 per cent, in accordance with the terms of the Series C Shares.
IV. Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares Conversion
On March 17, 2016, the Corporation announced that 1,824,620 of its 12.0 million Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares ("Series A Shares") were tendered for conversion, on a one-for-one basis, into Series B Cumulative Redeemable Floating Rate Preferred Shares ("Series B Shares") after having taken into account all election notices. As a result of the conversion, the Corporation had 10.2 million Series A Shares and 1.8 million Series B Shares issued and outstanding at Dec. 31, 2020.
The Series A Shares pay fixed cumulative preferential cash dividends on a quarterly basis for the five-year period from and including March 31, 2016, to, but excluding, March 31, 2021, if, as and when declared by the Board based on an annual fixed dividend rate of 2.709 per cent.
The Series B Shares pay quarterly floating rate cumulative preferential cash dividends for the five-year period from and including March 31, 2016, to, but excluding, March 31, 2021, if, as and when declared by the Board based on the 90-day Treasury Bill rate plus 2.03 per cent.
On March 1, 2021, the Corporation announced that it does not intend to exercise its right to redeem all or any part of the currently outstanding Series A Shares and Series B Shares. The Corporation has provided a notice to the registered shareholders of Series A Shares of the conversion right, on a one-for-one basis, into Series B Shares, and vice versa, providing Series B shareholders the right to exchange Series B Shares, on a one-for-one basis, into Series A Shares. Series A shareholders may elect to retain any or all of their current share holdings and continue to receive a fixed rate quarterly dividend. Series B shareholder may also elect to retain any or all of their current share holdings and continue to receive a floating rate quarterly dividend. After exercising conversion rights, if the balance that remains for either
Series A Shares or Series B Shares is less than 1 million, that remaining balance of will automatically convert to the other Series. Shareholders' notice of intention to convert must be received by the transfer agent no later than March 16, 2021 and the conversion date will be effective March 31, 2021. The annual dividend rate for the Series A Shares for the five-year period from and including March 31, 2021, to, but excluding, March 31, 2026, will be 2.877 per cent, which is equal to the five-year Government of Canada Bond yield of 0.847 per cent, determined as of March 1, 2021, plus 2.03 per cent. The annual dividend rate for the Series B Shares for the three month floating rate period from and including March 31, 2021, to, but excluding, June 30, 2021, will be 2.103 per cent based on the most recent auction of 90-day Government of Canada Treasury Bills of 0.073 per cent plus 2.03 per cent. The Floating Quarterly Dividend Rate will be reset every quarter.
V. Preferred Share Series Information
The holders are entitled to receive cumulative fixed quarterly cash dividends at a specified rate, as approved by the Board. After an initial period of approximately five years from issuance and every five years thereafter (“Rate Reset Date”), the fixed rate resets to the sum of the then five-year Government of Canada bond yield (the fixed rate “Benchmark”) plus a specified spread. Upon each Rate Reset Date, the shares are also:
▪Redeemable at the option of the Corporation, in whole or in part, for $25.00 per share, plus all declared and unpaid dividends at the time of redemption.
▪Convertible at the holder’s option into a specified series of non-voting cumulative redeemable floating rate first preferred shares that pay cumulative floating rate quarterly cash dividends, as approved by the Board, based on the sum of the then Government of Canada 90-day Treasury Bill rate (the floating rate “Benchmark”) plus a specified spread. The cumulative floating rate first preferred shares are also redeemable at the option of the Corporation and convertible back into each original cumulative fixed rate first preferred share series, at each subsequent Rate Reset Date, on the same terms as noted above.

Characteristics specific to each first preferred share series as at Dec. 31, 2020, are as follows:

Series	Rate during term	Annual dividend rate per share ($)	Next conversion date	Rate spread over Benchmark (per cent)	Convertible to Series
A	Fixed	0.67724	March 31, 2021	2.03	B
B	Floating	0.73801	March 31, 2021	2.03	A
C	Fixed	1.00676	June 30, 2022	3.10	D
D	Floating	—	—	3.10	C
E	Fixed	1.29852	Sept. 30, 2022	3.65	F
F	Floating	—	—	3.65	E
G	Fixed	1.24700	Sept. 30, 2024	3.80	H
H	Floating	—	—	3.80	G

B. Dividends
The following table summarizes the value of the preferred share dividends declared in 2020, 2019 and 2018:

	Total dividends declared
Series	2020	2019(1)	2018
A	9	5	9
B(2)	1	1	1
C	14	8	14
E	15	9	15
G	10	7	11
Total for the year	49	30	50
(1) No dividends were declared in the first quarter of 2019 as the quarterly dividend related to the period covering the first quarter of 2019 was declared in December 2018.
(2) Series B Preferred Shares pay quarterly dividends at a floating rate based on the 90-day Government of Canada Treasury Bill rate, plus 2.03 per cent.

On Dec. 23, 2020, the Corporation declared a quarterly dividend of $0.16931 per share on the Series A preferred shares, $0.13186 per share on the Series B preferred shares, $0.25169 per share on the Series C preferred shares, $0.32463 per share on the Series E preferred shares, and $0.31175 per share on the Series G preferred shares, all payable on March 31, 2021.
TransAlta’s capital is comprised of the following:

As at Dec. 31	2020	2019	Increase/ (decrease)
Long-term debt(1)	3,361	3,212	149
Exchangeable securities	730	326	404
Equity
Common shares	2,896	2,978	(82)
Preferred shares	942	942	—
Contributed surplus	38	42	(4)
Deficit	(1,826)	(1,455)	(371)
Accumulated other comprehensive income	302	454	(152)
Non-controlling interests	1,084	1,101	(17)
Less: available cash and cash equivalents(2)	(703)	(411)	(292)
Less: principal portion of restricted cash on TransAlta OCP bonds(3)	(11)	(10)	(1)
Less: fair value asset of hedging instruments on long-term debt(4)	(2)	(7)	5
Total capital	6,811	7,172	(361)
(1) Includes lease liabilities, amounts outstanding under credit facilities, tax equity liabilities and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available and used to facilitate repayment of debt.
(3) The Corporation includes the principal portion of restricted cash on TransAlta OCP bonds because this cash is restricted specifically to repay outstanding debt.
(4) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.